FORM OF
                            INDEMNIFICATION AGREEMENT

         This Indemnification  Agreement, made and entered into as of the day of
                 , 1998 ("Agreement"), by and among Lexmark International Group,
----------------
Inc., a Delaware corporation  ("Company"),  Lexmark  International,  Inc., a
Delaware corporation ("LII"), and                          ("Indemnitee"):
                                  ------------------------

         WHEREAS, highly competent persons have become more reluctant to serve corporations as directors, officers or in other capacities unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation;

         WHEREAS, the Boards of Directors of the Company and LII (collectively, the "Board") has determined that, in order to attract and retain qualified individuals, the Company will attempt to maintain on an ongoing basis, at its sole expense, liability insurance to protect persons serving the Company and its subsidiaries from certain liabilities. Although the furnishing of such insurance has been a customary and widespread practice among United States-based corporations and other business enterprises, the Company and LII believe that, given current market conditions and trends, such insurance may be available to it in the future only at higher premiums and with more exclusions. At the same time, directors, officers, and other persons in service to corporations or business enterprises are being increasingly subjected to expensive and time-consuming litigation relating to, among other things, matters that traditionally would have been brought only against the Company, LII or business enterprise itself;

         WHEREAS,   the   uncertainties   relating  to  such  insurance  and  to
indemnification have increased the difficulty of attracting and retaining such persons;

         WHEREAS, the Board has determined that the increased difficulty in attracting and retaining such persons is detrimental to the best interests of the Company's and LII's stockholders and that the Company and LII should act to assure such persons that there will be increased certainty of such protection in the future;

         WHEREAS, it is reasonable, prudent and necessary for each of the Company and LII contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company and LII free from undue concern that they will not be so indemnified;

         WHEREAS, this Agreement is a supplement to and in furtherance of the By-Laws of the Company and LII and any resolutions adopted pursuant thereto, and shall not be deemed a substitute therefore, nor to diminish or abrogate any rights of Indemnitee thereunder;

         WHEREAS, the Company's and LII's By-Laws and the Delaware corporate indemnification statute (ss.145 of the Delaware General Corporation Law) each is nonexclusive and, therefore, contemplates that contracts may be entered into with respect to indemnification of directors, officers, employees and agents;

         WHEREAS, it is reasonable, prudent and necessary for each of the Company and LII contractually to obligate itself to indemnify, and to advance expenses on behalf of, such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company and/or LII free from undue concern that they will not be so indemnified; and

         WHEREAS, Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Company and/or LII on the condition that Indemnitee be so indemnified;

         NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company, LII and Indemnitee do hereby covenant and agree as follows:

         Section 1.  Services  by  Indemnitee.
                     ------------------------   Indemnitee  agrees to serve as a
director, officer, employee and/or agent of the Company and/or any of its subsidiaries and may serve, at the request of the Company or LII, as a director, officer, employee and/or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (a "Relevant Enterprise"). Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Company and/or LII shall have no obligation under this Agreement to continue Indemnitee in such position. This Agreement shall not be deemed an employment contract between the Company, LII (or any of their subsidiaries) and Indemnitee. Indemnitee specifically acknowledges that Indemnitee's employment with the Company and/or LII (or any of their subsidiaries), if any, is "at will", and the Indemnitee may be discharged at any time for any reason, with or without cause, except as may be otherwise provided in any written employment contract between Indemnitee and the Company and/or LII (or any of their subsidiaries), other applicable formal severance policies duly adopted by the Board, or, with respect to service as a director of the Company and/or any of its subsidiaries, by the relevant company's Certificate of Incorporation, By-laws, and the General Corporation Law of the State of Delaware. The foregoing notwithstanding, this Agreement shall continue in force after Indemnitee has ceased to serve as a director, officer, employee and/or agent, as the case may be, of the Company, LII and their subsidiaries or of a Relevant Enterprise.

         Section 2.  Indemnification  - General.
                     --------------------------   The Company  and LII,  without
duplication, shall indemnify, and advance Expenses (as hereinafter defined) to, Indemnitee (a) as provided in this Agreement and (b) (subject to the provisions of this Agreement) to the fullest extent permitted by applicable law in effect on the date hereof and as amended from time to time. The rights of Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in the other Sections of this Agreement.

         Section 3. Proceedings Other Than Proceedings by or in the Right of the
                    ------------------------------------------------------------
Company  and/or any of its  Subsidiaries.
----------------------------------------   Indemnitee  shall be  entitled to the
rights of indemnification provided in this Section 3 if, by reason of his Corporate Status (as hereinafter defined), he is, or is threatened to be made, a party to or a participant in any threatened, pending, or completed Proceeding (as hereinafter defined), other than a Proceeding by or in the right of the Company and/or any of its subsidiaries. Pursuant to this Section 3, Indemnitee shall be indemnified against all Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such Proceeding or any claim, issue or matter therein, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and/or any of its subsidiaries and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.

         Section 4.  Proceedings by or in the Right of the Company and/or any of
                     -----------------------------------------------------------
its Subsidiaries.
---------------- Indemnitee shall be entitled to the rights of indemnification provided in this Section 4 if, by reason of his Corporate Status, he is, or is threatened to be made, a party to or a participant in any threatened, pending or completed Proceeding brought by or in the right of the Company and/or any of its subsidiaries to procure a judgment in its favor. Pursuant to this Section, Indemnitee shall be indemnified against all Expenses (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses) actually and reasonably incurred by him or on his behalf in connection with such Proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and/or any of its subsidiaries; provided, however, that, if applicable law so provides, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Company and/or any of its subsidiaries unless and to the extent that the Court of Chancery of the State of Delaware, or the court in which such Proceeding shall have been brought or is pending, shall determine that such indemnification may be made.

         Section 5. Partial Indemnification.
                    ----------------------- Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a party to (or a participant in) and is successful, on the merits or otherwise, in defense of any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in defense of such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company and LII shall indemnify, without duplication, Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter. If Indemnitee is entitled under any provision of this agreement to indemnification by the Company and LII for some or a portion of the Expenses, judgments, penalties, fines and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, penalties, fines and amounts paid in settlement) actually and reasonably incurred by him or on his behalf in connection with such Proceeding or any claim, issue or matter therein, but not, however, for the total amount thereof, the Company and LII shall nevertheless indemnify, without duplication, Indemnitee for the portion to which Indemnitee is entitled.

         Section 6.  Indemnification for Additional Expenses.
                     ---------------------------------------

                  (a) The Company and LII shall indemnify, without duplication, Indemnitee against any and all Expenses and, if requested by Indemnitee, shall (within seven (7) business days of such request) advance such Expenses to Indemnitee, which are incurred by Indemnitee in connection with any action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company and LII under this Agreement or any other agreement or By-Law of the Company or LII now or hereafter in effect; or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company or LII, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

                  (b) Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

         Section 7. Advancement of Expenses.
                    ----------------------- The Company and LII shall advance, without duplication, all reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding within seven (7) days after the receipt by the Company and LII of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by an undertaking by or on behalf of Indemnitee to repay any Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses. Notwithstanding the foregoing, the obligation of the Company and LII to advance Expenses pursuant to this Section 7 shall be subject to the condition that, if, when and to the extent that the Company and LII determines that Indemnitee would not be permitted to be indemnified under applicable law, the Company and LII shall be entitled to be reimbursed, within thirty (30) days of such determination, by Indemnitee (who hereby agrees to reimburse the Company and/or LII) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Company and LII that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company and/or LII for any advance of Expenses until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed).

         Section 8. Procedure for Determination of Entitlement to
                    ---------------------------------------------
Indemnification.
---------------

                  (a) To obtain indemnification under this Agreement, Indemnitee shall submit to the Company and LII a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of the Company and LII shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that Indemnitee has requested indemnification.

                  (b) Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 8(a) hereof, a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made in the specific case: (i) if a Change in Control (as hereinafter defined) shall have occurred, by Independent Counsel (as hereinafter defined) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or (ii) if a Change of Control shall not have occurred, (A) by a majority vote of the Disinterested Directors (as hereinafter defined), even though less than a quorum of the Board, or (B) if there are no such Disinterested Directors or, if such Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee or (C) if so directed by the Board, by the stockholders of the Company and LII; and, if it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within seven (7) days after such determination. Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company and LII (irrespective of the determination as to Indemnitee's entitlement to indemnification), and the Company and LII hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

                  (c) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 8(b) hereof, the Independent Counsel shall be selected as provided in this Section 8(c). If a Change of Control shall not have occurred, the Independent Counsel shall be selected by the Board of Directors, and the Company and LII shall give written notice to Indemnitee advising him of the identity of the Independent Counsel so selected. If a Change of Control shall have occurred, the Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Board of Directors, in which event the preceding sentence shall apply), and Indemnitee shall give written notice to the Company and LII advising it of the identity of the Independent Counsel so selected. In either event, Indemnitee or the Company and LII, as the case may be, may, within 10 days after such written notice of selection shall have been given, deliver to the Company and LII or to Indemnitee, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Section 17 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is so made and substantiated, the Independent Counsel so selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within 20 days after submission by Indemnitee of a written request for indemnification pursuant to Section 8(a) hereof, no Independent Counsel shall have been selected and not objected to, either the

Company and LII or Indemnitee, as the case may be, may petition the Court of Chancery of the State of Delaware for resolution of any objection which shall have been made by the Company and/or LII or Indemnitee to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the Court or by such other person as the Court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 8(b) hereof. The Company and LII shall pay, without duplication, any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 8(b) hereof, and the Company and LII shall pay all reasonable fees and expenses incident to the procedures of this Section 8(c), regardless of the manner in which such Independent Counsel was selected or appointed. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 10(a)(iii) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

                  (d) The Company and LII shall not be required to obtain the consent of the Indemnitee to the settlement of any Proceeding which the Company and LII has undertaken to defend if the Company and LII assumes full and sole responsibility for such settlement and the settlement grants the Indemnitee a complete and unqualified release in respect of the potential liability. The Company and LII shall not be liable for any amount paid by the Indemnitee in settlement of any Proceeding that is not defended by the Company and LII, unless the Company and LII have consented to such settlement, which consent shall not be unreasonably withheld.

         Section 9.  Presumptions and Effect of Certain Proceedings.
                     ----------------------------------------------

                  (a) In making a determination with respect to entitlement to indemnification or the advancement of expenses hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification or advancement of expenses under this Agreement if Indemnitee has submitted a request for indemnification or the advancement of expenses in accordance with Section 8(a) of this Agreement, and the Company and LII shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption. Neither the failure of the Company and LII (including their board of directors or independent legal counsel) to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company and LII (including their board of directors or independent legal counsel) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

                  (b) If the person, persons or entity empowered or selected under Section 8 of this Agreement to determine whether Indemnitee is entitled to indemnification shall not have made a determination within sixty (60) days after receipt by the Company and LII of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such 60-day period may be extended for a reasonable time, not to exceed an additional thirty (30) days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluating of documentation and/or information relating thereto; and provided, further, that the foregoing provisions of this Section 9(b) shall not apply (i) if the determination of entitlement to indemnification is to be made by the stockholders pursuant to Section 8(b) of this Agreement and if (A) within fifteen (15) days after receipt by the Company and LII of the request for such determination, the Board of Directors has resolved to submit such determination to the stockholders for their consideration at an annual meeting thereof to be held within seventy-five (75) days after such receipt and such determination is made thereat, or (B) a special meeting of stockholders is called within fifteen (15) days after such receipt for the purpose of making such determination, such meeting is held for such purpose within sixty (60) days after having been so called and such determination is made thereat, or (ii) if the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 8(b) of this Agreement.

                  (c) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company and/or LII or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

                  (d) For purposes of any determination of Good Faith, Indemnitee shall be deemed to have acted in Good Faith if Indemnitee's action is based on the records or books of account of the Company and/or LII or relevant subsidiary or Relevant Enterprise, including financial statements, or on information supplied to Indemnitee by the officers of the Company and/or LII or relevant subsidiary or Relevant Enterprise in the course of their duties, or on the advice of legal counsel for the Company and/or LII or relevant subsidiary or Relevant Enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company and/or LII or relevant subsidiary or Relevant Enterprise. The provisions of this
Section 9(d) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

                  (e) The knowledge and/or actions, or failure to act, of any other director, officer, agent or employee of the Company and/or LII or any of its subsidiaries or Relevant Enterprise shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

         Section 10.  Remedies of Indemnitee.
                      ----------------------

                  (a) In the event that (i) a determination  is made pursuant to
Section 8 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 7 of this Agreement, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 8(b) of this Agreement within 90 days after receipt by the Company and LII of the request for indemnification, (iv) payment of indemnification is not made pursuant to Section 5 or 6 of this Agreement within ten (10) days after receipt by the Company and LII of a written request therefor or (v) payment of indemnification is not made within ten (10) days after a determination has been made that Indemnitee is entitled to indemnification, Indemnitee shall be entitled to an adjudication by the Court of Chancery of the State of Delaware of his entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at his option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this
Section 10(a);  provided,  however, that the foregoing clause shall not apply in
                --------   -------
respect of a  proceeding  brought by  Indemnitee  to  enforce  his rights  under
Section 5 of this Agreement.

                  (b) In the event that a determination shall have been made pursuant to Section 8(b) of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 10 shall be conducted in all respects as a de novo trial, or
                                                             -- ----
arbitration, on the merits, and Indemnitee shall not be prejudiced by reason of that adverse determination. If a Change of Control shall have occurred, in any judicial proceeding or arbitration commenced pursuant to this Section 10, the Company and LII shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

                  (c) If a  determination  shall  have  been  made  pursuant  to
Section 8(b) of this Agreement that Indemnitee is entitled to indemnification, the Company and LII shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 10, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

                  (d) In the event that Indemnitee, pursuant to this Section 10, seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to record damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company and LII, and shall be indemnified by the Company and LII against, any and all expenses (of the types described in the definition of Expenses in Section 17 of this Agreement) actually and reasonably incurred by him in such judicial adjudication or arbitration, but only if he prevails therein. If it shall be determined in said judicial adjudication or arbitration that Indemnitee is entitled to receive part but not all of the indemnification or advancement of expenses sought, the expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be appropriately prorated. The Company and LII shall indemnify Indemnitee against any and all Expenses and, if requested by Indemnitee, shall (within ten (10) days after receipt by the Company and LII of a written request therefor) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any action brought by Indemnitee for indemnification or advance of Expenses from the Company and LII under this Agreement or under any directors' and officers' liability insurance policies maintained by the Company and/or LII, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advancement of Expenses or insurance recovery, as the case may be.

                  (e) The Company and LII shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 10 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company and LII are bound by all the provisions of this Agreement.


         Section 11.  Non-Exclusivity; Survival of Rights; Insurance;
                      -----------------------------------------------
Subrogation.
-----------

                  (a) The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the relevant company's Certificate of Incorporation, By-Laws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in the General Corporation Law of the State of Delaware, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the relevant company's By-Laws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

                  (b) To the extent that the Company and/or LII maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents of the Company and its subsidiaries or of a Relevant Enterprise, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum event of the coverage available for any such director, officer, employee or agent under such policy or policies.

                  (c) In the event of any payment under this Agreement, the Company and LII shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company and LII to bring suit to enforce such rights.

                  (d) The Company and LII shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

                  (e) The Company's and LII's obligations to indemnify or advance expenses hereunder to Indemnitee who is or was serving a Relevant Enterprise shall be reduced by any amount Indemnitee has actually received as indemnification or advancement of expenses from such Relevant Enterprise.

         Section 12. Duration of Agreement.
                     --------------------- This Agreement shall continue until and terminate upon the later of: (a) 10 years after the date that Indemnitee shall have ceased to serve as a director, officer, employee and/or agent of the Company and its subsidiaries or of any Relevant Enterprise; or (b) the final termination of any Proceeding then pending in respect of which Indemnitee is granted rights of indemnification or advancement of expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Section 10 of this Agreement relating thereto. This Agreement shall be binding upon the Company, LII and their successors and assigns and shall inure to the benefit of Indemnitee and his heirs, executors and administrators.

         Section  13.  Severability.
                       ------------ If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; (b) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (c) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

         Section 14.  Exception to Right of  Indemnification  or  Advancement of
                      ----------------------------------------------------------
Expenses. Except as provided in Section 6(a) of this Agreement, Indemnitee shall
--------
not be entitled to indemnification or advancement of Expenses under this Agreement with respect to any Proceeding (a) brought by Indemnitee (other than a Proceeding by Indemnitee to enforce his rights under this Agreement), or (b) brought by the Company, LII or any of their subsidiaries against the Indemnitee prior to a Change in Control alleging (x) a willful violation by the Indemnitee of the terms and conditions of the Employment Agreement (as defined below), any other employment contract, or the Agreement Regarding Confidential Information and Intellectual Property, (y) a willful misappropriation of corporate assets by the Indemnitee or (z) any other willful and deliberate breach in bad faith of the Indemnitee's duty to the Company, LII (or their subsidiaries) or their stockholders, if the bringing of such Proceeding against Indemnitee shall have been approved or subsequently ratified by the Board.

         Section 15. Identical  Counterparts.
                     ----------------------- This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same
Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

         Section 16.  Headings.
                      -------- The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

         Section 17.  Definitions.
                      -----------  For purposes of this Agreement:

                  (a) "Change in Control" shall mean the occurrence of any of the following events:

                            (i) a  majority  of the  members of the Board at any
                  time cease for any reason other than due to death or disability to be persons who were members of the Board twenty-four months prior to such time (the "Incumbent Directors"); provided that any director whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the members of the Board then still in office who are Incumbent Directors shall be treated as an Incumbent Director;

                           (ii) any "person," including a "group" (as such terms
                  are used in Sections 13(d) and 14(d)(2) of the Act, but excluding the Company, its subsidiaries, any employee benefit plan of the Company or any of its subsidiaries, employees of the Company or any of its subsidiaries or any group of which any of the foregoing is a member) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Act), directly or indirectly, including without limitation, by means of a tender or exchange offer, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or

                           (iii) the stockholders of the Company shall approve a
                  definitive agreement (x) for the merger or other business combination of the Company with or into another corporation immediately following which merger or combination (A) the stock of the surviving entity is not readily tradable on an established securities market, (B) a majority of the directors of the surviving entity are persons who (1) were not directors of the Company immediately prior to the merger and (2) are not nominees or representatives of the Company or (C) any "person,", including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Act, but excluding the Company, its subsidiaries, any employee benefit plan of the Company or any of its subsidiaries, employees of the Company or any of its subsidiaries or any group of which any of the foregoing is a member) is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Act), directly or indirectly, of 30% or more of the securities of the surviving entity or (y) for the direct or indirect sale or other disposition of all or substantially all of the assets of the Company.

Notwithstanding  the  foregoing,  a "Change in  Control"  shall not be deemed to
occur  in  the  event  the  Company  files  for   bankruptcy,   liquidation   or
reorganization under the United States Bankruptcy Code.

                  (b) "Corporate Status" describes the status of a person who is or was a director, officer, employee, fiduciary or agent of the Company and its subsidiaries or of a Relevant Enterprise.

                  (c) "Disinterested Director" means a director of the Company and/or LII who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

                  (d) "Effective Date" means April 30, 1998.

                  (e) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding.

                  (f) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company, LII or Indemnitee in any matter material to either such party, or
(ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company, LII or Indemnitee in an action to determine Indemnitee's rights under this Agreement. The Company and LII agree to pay the reasonable fees of the Independent Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

                  (g) "Proceeding" includes any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of the Company, LII or otherwise and whether civil, criminal, administrative or investigative, in which Indemnitee was, is, may be or will be involved as a party or otherwise, by reason of the fact that Indemnitee is or was a director, officer, employee and/or agent of the Company and/or any of its subsidiaries or of a Relevant Enterprise or by reason of any action taken by him or of any inaction on his part while acting in such capacity, in each case whether or not he is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification or advancement of expenses can be provided under this Agreement; except for (i) one initiated by an Indemnitee pursuant to Section 10 of this Agreement to enforce his rights under this Agreement or (ii) one pending on or before the Effective Date.

         Section 18.  Enforcement.
                      -----------

                  (a) Each of the Company and LII expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve as a director, officer, employee and/or agent of the Company and/or any of its subsidiaries and/or a Relevant Enterprise, and each of the Company and LII acknowledges that Indemnitee is relying upon this Agreement in serving in such capacity.

                  (b) This Agreement, the Change of Control Agreement by and among the Company, LII and the Indemnitee dated as of --------------, 199
   --  (the  "CIC Agreement"), and the Employment Agreement dated as of
   -------------- , 199
                       --
among the Company, LII and the Indemnitee (the "Employment Agreement") constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof. To the extent that the amount and timing of payments required to be made under this Agreement are inconsistent with or different from the amount and timing payments required to be made pursuant to the CIC Agreement and/or the Employment Agreement, the Indemnitee shall be entitled to the most favorable benefits provided to the Indemnitee under the provisions of any such agreements.

         Section 19.  Modification  and Waiver.
                      ------------------------ No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         Section 20. Notice by Indemnitee.
                     -------------------- Indemnitee agrees promptly to notify the Company and LII in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder. The failure of Indemnitee to so notify the Company and LII shall not relieve the Company and LII of any obligation which it may have to the Indemnitee under this Agreement or otherwise.

         Section  21.  Notices.
                       ------- All  notices,   requests,   demands  and  other
communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

                  (a) If to Indemnitee, at the address specified on the signature page of this Agreement; and

                  (b)      If to the Company to:

                                    Lexmark International Group, Inc.
                                    One Lexmark Centre Drive
                                    740 West New Circle Road
                                    Lexington, KY  40550
                                    Attention:  General Counsel;

                  (c)      If to LII to:

                                    Lexmark International, Inc.
                                    One Lexmark Centre Drive
                                    740 West New Circle Road
                                    Lexington, KY  40550
                                    Attention:  General Counsel;

or to such other address as may have been furnished to Indemnitee by the Company and/or LII or to the Company and/or LII by Indemnitee, as the case may be.

         Section 22.  Contribution.
                      ------------ To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company and LII, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and LII, on the one hand, and Indemnitee, on the other, as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of the Company and LII, on the one hand, (and its directors, officers, employees and agents) and Indemnitee, on the other, in connection with such event(s) and/or transaction(s).

         Section 23. Governing Law;  Submission to Jurisdiction;  Appointment of
                     -----------------------------------------------------------
Agent for Service of Process.
---------------------------- This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules.
Except with  respect to any  arbitration  commenced  by  Indemnitee  pursuant to
Section 10(a) of this Agreement, the Company, LII and Indemnitee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Chancery Court of the State of Delaware (the "Delaware Court"), and not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) appoint, to the extent such party is not a resident of the State of Delaware, irrevocably The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801 as its agent in the State of Delaware as such party's agent for acceptance of legal process in connection with any such action or proceeding against such party with the same legal force and validity as if served upon such party personally within the State of Delaware, (iv) waive any objection to the laying of venue of any such action or proceeding in the Delaware Court and (v) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court has been brought in an improper or otherwise inconvenient forum.

         Section  24.  Miscellaneous.
                       ------------- Use of the masculine pronoun shall be deemed to include usage of the feminine pronoun where appropriate.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                     LEXMARK INTERNATIONAL GROUP, INC.

                                     By:
                                         ------------------------------
                                         Paul J. Curlander
                                         President and Chief Executive
                                         Officer


                                    LEXMARK INTERNATIONAL, INC.


                                    By:
                                         ------------------------------
                                         Paul J. Curlander
                                         President and Chief Executive
                                         Officer


                                    INDEMNITEE:

                                    ------------------------------


                                    Address:

                                    ------------------------------

                                    ------------------------------

                                    ------------------------------